CROWN ENERGY CORPORATION

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        August 30, 1996



 TO THE SHAREHOLDERS OF CROWN ENERGY CORPORATION:

     The 1996 Annual Meeting of Shareholders of Crown Energy Corporation, a Utah corporation, will be held on Friday, August 30, 1996, at 2:30 p.m., Mountain Standard Time, in Canyon Room I of the Red Lion Hotel, 255 South West Temple, Salt Lake City, Utah, for the following purposes:

     1. To elect a Board of Directors, comprised of four persons, to serve until the next Annual Meeting of Shareholders or until their respective successors shall be duly elected or appointed.

     2. To approve the appointment of Pritchett, Siler and Hardy as the independent accountants for Crown Energy Corporation for the 1996 fiscal year.

     3. To transact such other business as may properly come before the Meeting (or any adjournment or postponement of the Meeting).

     Only shareholders of record at the close of business on August 1, 1996, are entitled to notice of, and to vote at, the Meeting.

     All shareholders are cordially invited to attend the Meeting in person. Because it is important that your shares be represented at the Meeting whether or not you are personally in attendance, you are requested to sign, date and return the enclosed proxy card at your earliest convenience. Shareholders attending the Meeting may vote in person even if they have returned proxy cards.


                                 By Order of the Board of Directors

                                   /s/ RICHARD S. RAWDIN
 Date:  August 15, 1996
                                   Richard S. Rawdin, Secretary










                     YOUR VOTE IS IMPORTANT
     PLEASE DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD
                      AS SOON AS POSSIBLE

                    CROWN ENERGY CORPORATION
                   215 South State, Suite 550
                  Salt Lake City, Utah  84111



                        PROXY STATEMENT
                              FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD AUGUST 30, 1996



                      GENERAL INFORMATION


     This Proxy Statement is furnished to shareholders of Crown Energy Corporation, a Utah corporation (the "Company"), in connection with the solicitation by the Company of Proxies, in the enclosed form, for use at the 1996 Annual Meeting of Shareholders of the Company (the "Meeting") to be held on Friday, August 30, 1996, at 2:30 p.m., Mountain Standard Time, in Canyon Room I of the Red Lion Hotel, 255 South West Temple, Salt Lake City, Utah. The purposes of the Meeting are set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The approximate date upon which this Proxy Statement, the enclosed Proxy Card and the attached Notice of Annual Meeting of Shareholders are first being sent to shareholders is August 15, 1996. The Annual Report of the Company to its shareholders, which includes a copy of the Company's Form 10-K and the Company's audited financial statements for the year ended December 31, 1995, is being mailed to shareholders of the Company concurrently with this Proxy Statement.

     Proxies in the enclosed form will be effective if properly executed, returned to the Company prior to the Meeting, and not revoked. The common shares represented by each effective Proxy will be voted at the Meeting in accordance with the instructions on the Proxy Card. If no instructions are indicated on a Proxy Card, all common shares represented by such Proxy Card will be voted FOR each matter specified in the accompanying Notice of Annual Meeting of Shareholders and, as to any other matters of business which properly come before the Meeting, will be voted by the proxy holders named thereon as directed by the present Board of Directors.

     A shareholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person (attendance at the Meeting will not, however, constitute revocation of a Proxy without further action by the shareholder). Any written notice revoking a Proxy should be sent to Crown Energy Corporation, 215 South State, Suite 550, Salt Lake City, Utah 84111, Attention: Richard S. Rawdin, Secretary.

     Only shareholders of record at the close of business on August 1, 1996 are entitled to notice of, and to vote at, the Meeting. At the record date, 10,932,616 of the Company's common shares, par value $0.02 per share, were issued and outstanding. The Bylaws of the Company provide that the presence at a meeting of shareholders of a majority of the Company's outstanding common shares constitutes a quorum. Therefore, the presence at the Meeting of 5,466,308 common shares, in person or by proxy, will be required in order to constitute a quorum for the transaction of business. Each of the Company's common shares is entitled to one vote upon each matter presented to shareholders at the Meeting. No cumulative voting is authorized in connection with the election of directors.

     The entire cost of soliciting Proxies for use at the Meeting pursuant to this proxy statement will be borne by the Company. Proxies will be solicited by use of the mails. Additionally, directors, officers and regular employees of the Company may solicit Proxies by telephone, telegram or personal contact. The Company will not pay any special compensation, to any person, in connection with the solicitation of Proxies. The cost of the solicitation of said Proxies will include the cost of supplying necessary copies of the solicitation materials to the beneficial owners of those common shares which are held of record by brokers, dealers, banks, voting trustees and their nominees, including, upon request, the reasonable expenses which are incurred by such record holders in mailing the solicitation materials to beneficial owners.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                     OWNERS AND MANAGEMENT

     The following table sets forth information as of July 30, 1996, regarding (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; (ii) each director; and (iii) all officers and directors of the Company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them except as otherwise indicated.


                              Number of Shares         Percentage
 Name and Address             Beneficially Owner       of Class

 James A. Middleton                  355,000(2)        3.16%
 574 Chapala Drive
 Pacific Palisades, Ca. 90272

 Jay Mealey                        2,058,051(3)                18.15%
 4645 Hunters Ridge Circle
 Salt Lake City, Utah  84124

 Thomas W. Bachtell                2,013,448(4)                  17.77%
 3245 Big Spruce Way
 Park City, Utah  84060

 Richard S. Rawdin                  450,160(5)                   4.02%
 P. O. Box 520982
 Salt Lake City, Utah  84152

 All Officers, Directors and
 owners of more than 5% of the
 Company's stock as a Group       4,876,659(6)                  39.67%
 (Includes 4 individuals)

     1) Based on 10,932,616 shares of the Company's Common Stock issued and outstanding on July 30, 1996. Treated as outstanding for the purpose of computing the percentage ownership of each beneficial owner are common shares which such beneficial owner had a right to acquire within 60 days of July 30, 1996.

     2) Includes 300,000 Options which are exercisable within 60 days.

     3) Includes 406,000 Options which are exercisable within 60 days, as well as 110,000 shares gifted by Mr. Mealey to Glenn Mealey as custodian for Mr. Mealey's children, Cameron and Andrew Mealey. Mr. Mealey expressly disclaims beneficial ownership of the aforementioned gifted shares.

     4) Includes 5,000 shares held as trustee of the Nielson Family Trust and 400,000 Options which are exercisable within 60 days. Mr. Bachtell expressly disclaims beneficial ownership of the aforementioned shares held by the Nielson Family Trust.

     5) Includes 254,000 Options which are exercisable within 60 days.

     6) Includes 1,360,000 Options which are exercisable within 60 days and 110,000 shares gifted by Mr. Mealey and 5,000 shares held as trustee by Mr. Bachtell.




                    ELECTION OF DIRECTORS

     A board of four directors is to be elected at the Meeting, to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote all Proxies received by them FOR the election of the Company's four nominees named below. Individuals receiving the most votes will be elected. All nominees are present members of the Board of Directors. Each nominee has his intention to serve as a director if elected, and it is not anticipated that any nominee will be unable to serve as a director. However, in the event that a nominee is unable to serve, the proxy holders will vote all Proxies received by them for such other person as the present Board of Directors shall designate.

 Nominees

     The names of the nominees, and certain information about each of them, is set forth below.


                                                        Year First Elected
  NAME               AGE       Position/Office          as a Director


 James A.           60        Chief Executive Officer,      1996
 Middleton                    Chairman of the Board
                              of Directors

 Jay Mealey         40        President, Chief Operating    1991
                              Officer, Treasurer

 Thomas W.          45        Director                      1993
 Bachtell

 Richard S.         38        Vice President, Director,     1992
 Rawdin                       Secretary


     James A. Middleton - Chairman of the Board, Chief Executive Officer. Mr. Middleton became Chairman and Chief Executive Officer on February 7, 1996. Mr. Middleton was President of ARCO Oil and Gas Company as well as Executive Vice President and a member of the Board of Directors of Atlantic Richfield Company. Mr. Middleton's areas of responsibility included ARCO Products Company, ARCO Transportation Company, ARCO Coal Company, ARCO Exploration and Production Technology and ARCO Aluminum, Inc. Earlier in his career Mr. Middleton was head of the engineering department of ARCO's Synthetic Fuels and Minerals Division and was heavily involved in ARCO's activities in oil shale, Athabasca oil sands, coal mining and coal conversion projects. He remains on the Board of Directors of ARCO Chemical Company and is Executive Vice President - Emeritus of ARCO. Mr.
 Middleton also serves on the Board of Directors of Texas Utilities Company as well as many community and civic organizations.

     Jay Mealey - President, Chief Operation Officer. Mr. Mealey has been the President, Treasurer and a Director of the Company since 1991. He has been employed by the Company since 1986 in various management positions. Mr. Mealey has been actively involved in the oil and gas exploration and production business since 1978. Prior to employment with the Company, he was Vice President of Ambra Oil and Gas Company and worked for Belco Petroleum Corporation and Conoco, Inc. in their exploration divisions. Mr. Mealey is responsible for managing the day to day operations of the Company. He is a full-time employee and it is anticipated that he will devote one hundred percent of his time to the Company.

     Richard S. Rawdin - Vice President, Director. Mr. Rawdin became Vice President on September 23, 1991, and is a certified public accountant. He is responsible for managing the financial and accounting functions of the Company. From February, 1986, to September, 1991, he was Controller and Vice President of Finance for Kerry Petroleum Company, Inc. where he was responsible for directing the financial and accounting affairs of the Company, its two subsidiaries and six partnerships. Prior to that, he was a Senior Consultant with Deloitte and Touche. Mr. Rawdin is a full-time employee of the Company and it is anticipated that he will devote one-hundred percent of his time to the Company.

     Thomas W. Bachtell - Director. Mr. Bachtell devotes a substantial amount of time to the Company in his position as President of the Company's wholly-owned subsidiary, BuenaVentura Resources Corporation ("BVRC"). He is also a practicing natural resources attorney and President of the law firm of Pruitt, Gushee & Bachtell. Mr. Bachtell's law practice focuses on advising and assisting oil, gas and mineral companies in their exploration and development activities in the Rocky Mountain States. He is experienced in contract negotiation and drafting, permitting and environmental matters, business development and operations, and civil litigation. He has authored several papers and drafted various statutes on mineral law matters. In addition to his responsibilities as President of BVRC, Mr. Bachtell is responsible for the Company's governmental and regulatory affairs along with its natural resources legal matters.

 Board Meetings and Committees

     During the year ended December 31, 1995, the Board of Directors of the Company held three meetings. No incumbent director attended fewer than 75% of all meetings of the Board of Directors which were held during the period he served as a director.

     During the year ended December 31, 1995, the Board of Directors of the Company had no standing committees.

 Director Compensation

     It is the present policy of the Company not to pay compensation to its Directors.

 Terms and Family Relationships

     All directors, other than Mr. Middleton, were elected
 December 7, 1994, and shall serve until their successors are elected and qualified. All officers serve at the pleasure of the Board of Directors. There are no family relationships between any of the officers and directors.

 Certain Relationships and Related Transactions

     During the year ended December 31, 1995, the Company executed promissory notes payable to Mr. Thomas W. Bachtell, Esq., a Director of the Company and President of BVRC, for loans to the Company including accrued interest and salary payable in the amount of $57,682 and bearing interest at the rate of 9% per annum. The foregoing notes mature on July 1, 1997 (or earlier upon the Company's receipt of $2,000,000 as a result of its offer and sale of its securities).

      In 1995, the Company executed a promissory note payable to Mr. Jay Mealey, President, Chief Operating Officer, Treasurer and a Director of the Company for amounts loaned to the Company in the amount of $53,240 and bearing interest at a rate of 9% per annum replacing a prior promissory note. The foregoing note matures on July 1, 1997 (or earlier upon the Company's receipt of $2,000,000 as a result of its offer and sale of its securities). In February, 1995, Mr. Mealey loaned the Company an additional $20,000, which amount was subsequently repaid by the Company.

     In 1995, the Board of Directors approved the issuance of common stock to reduce the liabilities (debt and accounts payable) and improve the equity position of the Company. Under this plan, restricted common stock (Rule 144) was issued at one-half the market price to account for the three year holding period and to be consistent with previous issuances of restricted common stock. The Company converted a total of $181,443 of liabilities to equity at prices ranging from $.35 (restricted common stock at one-half market price) to $.70 (free trading common stock at market price) per share. As part of this program Mr. Mealey and Mr. Rich Rawdin, Vice President-Finance, Secretary and a Director of the Company, converted salary payable of $113,047 to 322,991 shares of restricted common stock. The
 Company has the option to repurchase Mr. Mealey's 215,114 shares at the issue price plus interest accrued at 9% per annum. Also, as part of this program the law firm of Pruitt, Gushee &
 Bachtell, of which Mr. Bachtell is president and a shareholder, converted $33,092 to 47,273 shares of free trading common stock.
 In January, 1996, the Company paid Pruitt, Gushee & Bachtell
 $21,125 for services rendered in prior periods to the Company's wholly-owned subsidiaries, Gavilan and BVRC.


                    EXECUTIVE COMPENSATION

     There is set forth below information concerning the annual and long-term compensation paid for services rendered in all capacities to the Company for the fiscal years ended December 31, 1995, 1994 and 1993 by the person who was, at December 31, the Chief Executive Officer of the Company and to any other officer of the Company who received in excess of $100,000 in compensation for the year ended December 31, 1995 (collectively the "Named Officers").

     The following table discloses compensation received by the Named Officers for the three fiscal years ended December 31, 1995:


                      SUMMARY COMPENSATION
                      Annual Compensation



 Name and
 Principal                                     Other Annual
 Position      Year    Salary($)   Bonus($)    Compensation($)


 Jay Mealey,
 President     1993    $78,000         $0            $0

               1994    $78,000         $0            $0

               1995    $78,000         $0            $0


     The following table provides information on options granted to the Named Officers during the fiscal year ended December 31, 1995:

                           OPTION GRANTS


Name     Number of Securities %of Total Options  Exercise or  Expiration Date
         Underlying Options   Granted To         Base Price
         Granted (#)          Employees in       ($/Sh)
                              Fiscal Year

May Mealey   100,000               33.3%           $.5625       May 31, 2000
                                                   per share



                   Ten-Year Option/SAR Repricings



Name/Date  Number of     High bid   Exercise   New exercise  Length of
           options/      price of   price at   price ($)     original
           SARs repriced stock at   time of                  option term
           or amended    time of    repricing                remaining at
                         repricing  or                       date of
                         or         amendment                repricing or
                         amendment ($)                       amendment


Jay Mealey,
President,
May 31,
1995        100,000      $.5625       $.72         $.60       37 months


Jay Mealey,
President,
May 31,
1995        100,000      $.5625       $1.08         $.60      37 months

Jay Mealey,
President,
May 31,
1995        100,000      $.5625       $1.80         $.60      37 months





     On May 31, 1995, the Board of Directors of the Company unanimously approved an amendment to the terms of certain options previously awarded to Mr. Mealey, Mr. Rawdin and Mr. Bachtell (as reflected in the table above for Mr. Mealey). It was the Board's determination that such an amendment was in the best interests of the Company to create incentives for and retain the services of the recipients for the Company's future benefit. The amended terms accounted for the adjustment for the 1:4 reverse split on January 3, 1995, reduced the exercise price of the options from an average of $1.20 per share to $.60 per share, granted piggyback registration rights and extended the exercise period to five years from the date of the amendment. The amendment resulted in a reduction in the total cost to exercise the options from $900,000 to $450,000.


                      SELECTION OF AUDITORS

     At the Meeting, shareholders will be asked to approve the selection, by the Board of Directors, of Pritchett, Siler and Hardy as the independent public accountants of the Company for the 1996 fiscal year. Pritchett, Siler and Hardy audited the financial statements of the Company for the last seven fiscal years. The Company does not anticipate that any representatives of Pritchett, Siler & Hardy will be present at the Meeting.

     Unless a contrary choice is specified, Proxies received by the Company pursuant to this solicitation will be voted FOR the appointment of Pritchett, Siler and Hardy as the independent public accountants of the Company for the 1996 fiscal year.


                       SHAREHOLDER PROPOSALS

     Any proposals that shareholders of the Company desire to have presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company, at its principal office, no later than April 15, 1997, or within a reasonable period of time prior to the solicitation of proxies for such meeting. All such proposals should be transmitted to the Company by Certified United States Mail, with return receipt requested.


        COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports regarding ownership of and transactions in the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such forms received by it, the Company believes that during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with. However, Mr. Middleton (one report), Mr. Mealey (two reports), Mr. Bachtell (one report) and Mr. Rawdin (two reports) all filed late reports during the period.


                           OTHER MATTERS

     The Company knows of no other matters that will be presented at the 1996 Annual Meeting of Shareholders. If any other matter properly comes before the Meeting, it is the intention of the persons named as proxies on the Proxy Cards to vote all common shares represented by such Proxy Cards in accordance with the directions of the present Board of Directors.

                              By Order of the Board of Directors

                              /s/ RICHARD S. RAWDIN
                              Richard S. Rawdin
                              Secreta

PROXY

                     CROWN ENERGY CORPORATION
   215 South State Street, Suite 550, Salt Lake City, UT  84111
    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The Undersigned stockholder of CROWN ENERGY CORPORATION (the "Company") hereby appoints JAMES A. MIDDLETON, JAY MEALEY, RICHARD
S. RAWDIN and THOMAS W. BACHTELL, and each of them acting individually, as the proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Friday, August 30, 1996, at 2:30 p.m., Mountain Standard Time, in Canyon Room I of the Red Lion Hotel, 255 South West Temple, Salt Lake City, Utah, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
 (__) FOR all four nominees listed below.
 (__) WITHHOLD AUTHORITY to vote for all four nominees for
      director listed below.
 (__) FOR all four nominees for director listed below, except
      WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) lined through.
        Nominees: James A. Middleton, Jay Mealey, Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as the
Independent Accountants for the Corporation.
   (__)  FOR    (__)  AGAINST    (__)  ABSTAIN


 This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" the proposal to approve all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

 THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF
ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION
THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL THAT THE
SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.

        Dated:                       ,1996
        (Complete Date)


        (Stockholder's Signature)


        (Stockholder's Signature)

      NOTE: Please mark, date and sign this proxy card and return it to the address on the reverse side of this card. Please sign as your name appears on the label. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.